SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 13, 2006
                        --------------------------------
                        (Date of earliest event reported)


                              The Eastern Company
                              -------------------
             (Exact name of Registrant as specified in its charter)


Connecticut                        0-599                  06-0330020
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 (State of               (Commission File Number)        (IRS Employer
incorporation)                                         Identification No.)


112 Bridge Street, Naugatuck, Connecticut                  06770
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 (Address of principal executive offices)               (Zip Code)


                                 (203) 729-2255
                                 --------------
              (Registrant's telephone number, including area code)


                                      --
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to
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[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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[ ]  Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange
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[ ]  Pre-commencement communications pursuant to Rule 3e-4( c) under the
     Exchange Act (17 CFR 240.13e-4( c))


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Section 5 - Corporate Governance and Management

     ITEM 5.02 - Appointment of Principal Officers

          On December 13, 2006, the Compensation Committee (the "Committee") of the Board of Directors of The Eastern Company (the "Company"), appointed Kenneth R. Sapack, age 42, as the Company's new Chief Accounting Officer. Mr. Sapack has been employed with the Company since 1986. He has held the position of the Company's Corporate Controller since January 2000.

          The Committee also appointed Leonard F. Leganza as Chairman, as well as his current position of President and Chief Executive Officer. John
          L. Sullivan III will remain as the Vice President and Chief Financial Officer.

          Other appointments were as follows: (i) Gene A. Finelli, who currently holds the position of Assistant Treasurer, was appointed as the Treasurer; and (ii) Theresa P. Dews, who currently holds the position of Assistant Secretary, was appointed as Secretary.



Section 7 - Regulation FD.

     ITEM 7.01 - Regulation FD Disclosure

          On December 13, 2006, the Compensation Committee (the "Committee") of the Board of Directors of The Eastern Company (the "Company"), appointed the following as officers of the Company:

          Leonard F. Leganza, Chairman, President and Chief Executive Officer John L. Sullivan III, Vice President and Chief Financial Officer Kenneth R. Sapack, Chief Accounting Officer
          Gene A. Finelli, Treasurer
          Theresa P. Dews, Secretary


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        The Eastern Company


Date:  December 14, 2006                By:  /s/John L. Sullivan III
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                                        John L. Sullivan III
                                        Vice President and CFO